UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

PATRIOT GOLD CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

PATRIOT GOLD CORP.

501-1775 Bellevue Avenue

West Vancouver, B.C., Canada

V7V 1A9

September _, 2006

Dear Shareholders:

We cordially invite you to attend our Special Meeting of Shareholders. The meeting will be held on October __, 2006, at 10:00 a.m. local time, at Suite 1200-750 West Pender Street, Vancouver, B.C., Canada.

With this letter we are including the notice for our meeting, the proxy statement, and the proxy card. At the meeting, we will vote on the following matters:

1.         To grant discretionary authority to our board of directors to implement either of the following:

(a)         a reverse stock split of our common stock on the basis of one post-consolidation share for up to each ten pre-consolidation shares to occur at some time within twelve months of the date of the special meeting, with the exact amount and time of the reverse split to be determined by the Board of Directors; or

(b)        a forward stock split of our common stock on the basis of up to three post-split shares for each one pre-split share to occur at some time within twelve months of the date of the special meeting, with the exact amount and time of the forward split to be determined by the Board of Directors;

2.          To authorize an increase in authorized common stock from 100,000,000 shares, par value $0.001 per share, to 200,000,000 shares, par value $0.001 per share; and

3.          To transact such other business as may properly be brought before a special meeting of the shareholders of our Company or any adjournment thereof.

Our Board of Directors recommends that you vote for the election of each of the four directors, approval of the change of our Company name, and approval of the granting of discretionary authority to our Board of Directors for implementation of the reverse stock split.

Your vote is important to us, and I look forward to seeing you at the meeting. If you do not plan to attend the meeting in person, please complete, sign and return the attached proxy card so that your shares can be voted at the meeting in accordance with your instructions. Thank you for your interest in Patriot Gold Corp.

Sincerely,
___/s/__Robert Coale__
Robert Coale
Chairman, President, Chief Executive Officer,
Chief Operating Officer, Secretary, and Director

PATRIOT GOLD CORP.

501-1775 Bellevue Avenue

West Vancouver, B.C., Canada

V7V 1A9

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of the shareholders of Patriot Gold Corp. (the “Company”) will be held on October__, 2006, at 10:00 a.m., at Suite 1200-750 West Pender Street, Vancouver, B.C., Canada, for the following purposes:

1.         To grant discretionary authority to our board of directors to implement either of the following:

(a)         a reverse stock split of our common stock on the basis of one post-consolidation share for up to each ten pre-consolidation shares to occur at some time within twelve months of the date of the special meeting, with the exact amount and time of the reverse split to be determined by the Board of Directors; or

(b)        a forward stock split of our common stock on the basis of up to three post-split shares for each one pre-split share to occur at some time within twelve months of the date of the special meeting, with the exact amount and time of the forward split to be determined by the Board of Directors;

2.          To authorize an increase in authorized common stock from 100,000,000 shares, par value $0.001 per share, to 200,000,000 shares, par value $0.001 per share; and

3.          To transact such other business as may properly be brought before a special meeting of the shareholders of our Company or any adjournment thereof.

You may vote at the meeting if you were a shareholder at the close of business on September __, 2006, the record date. Only shareholders of record at the record date are entitled to notice of and to vote at the meeting or any adjournments thereof.

Your attention is called to the Proxy Statement on the following pages. Please review it carefully. We hope you will attend the meeting. If you do not plan to attend, please sign, date and mail the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares can be voted at the Special Meeting in accordance with your instructions. For more instructions, please see the Questions and Answers beginning on page 1 of this proxy statement and the instructions on the proxy card.

By Order of the Board of Directors,

September __, 2006

/s/ Robert Coale

Chairman, President, Chief Executive Officer,

Chief Operating Officer, Secretary, and Director

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.

PATRIOT GOLD CORP.

PROXY STATEMENT

TABLE OF CONTENTS

        Page

Questions and Answers
Proposals to be Voted Upon
Proposal No. 1:	Grant of Authority to the Board to Implement a Reverse Stock Split
Proposal No. 2:	Grant of Authority to the Board to Implement a Forward Stock Split
Proposal No. 3:	Increase in the Number of Authorized Shares of Common Stock
Proposal No. 4:	Other Business
Board of Directors and Committees Information
Executive Compensation
Section 16(a) Beneficial Ownership Reporting Compliance
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Transactions
Change in Accountants
Shareholder Proposals
Other Matters

QUESTIONS AND ANSWERS ABOUT

THIS PROXY MATERIAL AND THE SPECIAL MEETING

These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as the documents incorporated by reference in this Proxy Statement.

Why am I receiving this proxy material?

This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, $0.0001 par value (the “Common Stock”), of Patriot Gold Corp., a Nevada corporation (the “Company”), commencing on or about September __, 2006, in connection with the solicitation of proxies by our Board of Directors of the Company (the “Board”) for use at the special meeting of the shareholders of the Company (the “Meeting”) to be held at Suite 1200-750 West Pender Street, Vancouver, B.C., Canada, on October __, 2006 at 10:00 a.m. You are invited to attend the Meeting and are requested to vote on the proposals described in this proxy statement.

What information is contained in these materials?

The information included in this Proxy Statement relates to the proposals to be voted on at the Meeting, the voting process, the security ownership of certain beneficial owners and management, the compensation of directors and our most highly paid executive officers, and certain other required information.

On what matters am I voting?

Our Board seeks shareholder approval for discretionary authority to our Board to implement either of the following, which will be voted upon at the Meeting as separate proposals: (1) a reverse stock split of our common stock on the basis of one post-consolidation share for up to each ten pre-consolidation shares to occur at some time within twelve months of the date of the special meeting, with the exact time of the reverse split to be determined by the Board of Directors, as set forth in proposal no. 1 below; or (2) a forward stock split of our common stock on the basis of up to three post-split shares for each one pre-split share to occur at some time within twelve months of the date of the special meeting, with the exact time of the forward split to be determined by the Board of Directors, as set forth in proposal no. 2 below.

Although our Board recommends to the shareholders that they approve both proposal nos. 1 and 2, our Board may, in its discretion, implement a forward or a reverse stock split, as described herein, but not both a forward and a reverse stock split. As discussed below, the purpose of a stock split would be to change the market price of our common stock in order to generate interest in the Company among investors and thereby assist us in raising future capital to fund our operations or make acquisitions. The grant of discretionary authority to our Board to implement either a reverse stock split or a forward stock split, as described herein, would give our Board maximum flexibility to achieve the purpose of a stock split.

Our Board also seeks shareholder approval for the increase of the number of authorized shares of our common stock from 100,000,000 shares, par value $0.001, to 200,000,000 shares, par value $0.001, as set forth in proposal no. 3 below. Our Articles of Incorporation presently authorizes the issuance of 100,000,000 shares of common stock. As discussed below, such number of authorized shares is not sufficient to enable our Board to implement a forward stock split in a ratio greater than two for one. Moreover, even a two for one forward stock split will cause a significant decrease in the number of our authorized but unissued shares of common stock. For full and further details, please see our description under proposal no. 2 below.

Accordingly, our Board believes that it is in our Company’s best interests, should it determine to implement a forward stock split, to increase the number of authorized shares of common stock. If the shareholders approve proposal no.3, regarding the increase in our authorized shares of common stock, but do not approve proposal no. 2, regarding the implementation of a forward stock split, then our Board will not increase the number of our authorized shares of common stock. On the other hand, if the shareholders do not approve proposal no. 3, then the Company may implement a forward stock split stock split, as described in proposal no. 2, but not in a ratio greater than two for one; alternatively, the Company may implement a three for one forward stock split but cancel its warrants and/ or stock options as may be necessary.

The shareholders also will transact any other business that properly comes before the Meeting.

What are our Board’s voting recommendations?

Our Board recommends that you vote your shares (1) FOR the grant by of discretionary authority to our board of directors to implement a reverse stock split of our common stock on the basis of one post-consolidation share for up to each ten pre-consolidation shares to occur at some time within twelve months of the date of the special meeting, with the exact time of the reverse split to be determined by the Board of Directors; (2) FOR the grant of discretionary authority to our board of directors to implement a forward stock split of our common stock on the basis of up to three post-split shares for each one pre-split share to occur at some time within twelve months of the date of the special meeting, with the exact time of the forward split to be determined by the Board of Directors; and (3) FOR the grant of discretionary authority to our board of directors to increase the number of authorized shares of our common stock from 100,000,000 shares, par value $0.001, to 200,000,000 shares, par value $0.001.

Who can vote at the Meeting?

Shareholders of record at the close of business on September __, 2006 (the “Record Date”) may vote at the Meeting. On the Record Date, 26,279,400 shares of Common Stock were outstanding and entitled to vote at the Meeting. Shareholders are entitled to one vote for each share of Common Stock held on the Record Date. Thus, an aggregate of 26,279,400 votes (the “Voting Shares”) may be cast by shareholders at the Meeting.

How do I vote?

You may vote your shares either by proxy or in person at the Meeting (please also see the detailed instructions on your proxy card). Each such share is entitled to one vote on each matter submitted to a vote at the Meeting. To vote by proxy, please complete, sign and mail the enclosed proxy card in the envelope provided, which requires no postage for mailing in the United States. If a proxy specifies how it is to be voted, it will be so voted. If you return a signed proxy card but do not provide voting instructions, your shares will be voted as follows: (1) FOR the grant by of discretionary authority to our board of directors to implement a reverse stock split of our common stock on the basis of one post-consolidation share for up to each ten pre-consolidation shares to occur at some time within twelve months of the date of the special meeting, with the exact time of the reverse split to be determined by the

Board of Directors; and (2) FOR the grant of discretionary authority to our board of directors to implement a forward stock split of our common stock on the basis of up to three post-split shares for each one pre-split share to occur at some time within twelve months of the date of the special meeting, with the exact time of the forward split to be determined by the Board of Directors. Proxies in the form enclosed are solicited by our Board for use at the Meeting.

May I revoke my proxy?

As a holder of record of our shares, you may revoke your proxy and change your vote at any time prior to the Meeting by giving written notice of your revocation to our Chief Executive Officer, by signing another proxy card with a later date and submitting this later dated proxy to our Chief Executive Officer before or at the Meeting, or by voting in person at the Meeting. Please note that your attendance at the Meeting will not constitute a revocation of your proxy unless you actually vote at the Meeting. Giving a proxy will not affect your right to change your vote if you attend the Meeting and want to vote in person. We will pass out written ballots to any holder of record of our shares who wants to vote at the Meeting.

Any written notice of revocation or subsequent proxy should be sent to Patriot Gold Corp., Attention: Robert Coale, Chief Executive Officer, 501-1775 Bellevue Avenue, West Vancouver, B.C. V7V 1A9, Canada, or hand delivered to our Corporate Secretary at or before the voting at the Meeting.

What does it mean if I receive more than one proxy card?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

Will my shares be voted if I do not sign and return my proxy card?

If you are the record holder of your shares and do not return your proxy card, your shares will not be voted unless you attend the Meeting in person and vote your shares.

In what manner must the proposals described herein be approved under Nevada’s general corporate laws?

The Articles of Incorporation of the Company would have to be amended in order for our Board to implement either the reverse stock split described in proposal no. 1, the forward stock split described in proposal no. 2, or the increase in the number of the authorized shares of our common stock as described in proposal no. 3. The manner of approval for amending the Articles of Incorporation is set forth in Nevada Revised Statutes (“NRS”) Section 78.390.

Pursuant to NRS Section 78.390, an amendment to the Company’s Articles of Incorporation must be made in the following manner: The board of directors must adopt a resolution setting forth the proposed amendment and thereafter seek the approval of the shareholders entitled to vote on such amendment at either a special meeting or the next annual meeting of the shareholders. At the shareholders’ meeting, a vote of the shareholders entitled to vote in person or by proxy must be taken for and against the proposed amendment. The proposed amendment must be approved by shareholders holding at least a majority of the voting power present at the meeting, provided that a quorum (defined below) is present at such meeting. NRS Section 78.390 further states that the resolution of the shareholders approving the proposed amendment may provide that at any time before the effective date of the amendment, notwithstanding approval of the proposed amendment by the stockholders, the board of directors may, by resolution, abandon the proposed amendment without further action by the stockholders.

By unanimous written consent of the Board, dated September __, 2006, the Board adopted a resolution approving the amendment of the Company’s Articles of Incorporation for the purpose of implementing either a forward or a reverse stock split and increasing the number of our authorized shares of common stock. Such written consent also authorized the calling of a special meeting of the stockholders to be held for the purpose of obtaining their approval to such actions.

At the Meeting, the proposed amendments must be approved by the holders of a majority of the voting power of the Company present at such Meeting, provided that a quorum (defined below) is satisfied. The grant of discretionary authority to the Board with respect to whether or not to implement either a reverse stock split or a forward stock split is proper under Section 78.390. As mentioned above, such statute explicitly states that the resolution of the stockholders approving a proposed amendment may provide that at any time before the effective date of the amendment, notwithstanding approval of the proposed amendment by the stockholders, the board of directors may, by resolution, abandon the proposed amendment without further action by the stockholders. Accordingly, the resolutions adopted by the Company’s shareholders at the Meeting may provide that the Board, in its discretion, may abandon the proposed stock splits, notwithstanding their approval by the shareholders.

What is a quorum and what constitutes a quorum?

A “quorum” is the number of shares that must be present, in person or by proxy, in order for business to be conducted at the Meeting. The required quorum for the Meeting is the presence in person or by proxy of the holders of a majority of the Voting Shares issued and outstanding as of the Record Date. Since there is an aggregate of 26,279,400 Voting Shares issued and outstanding as of the Record Date, a quorum will be present for the Meeting if an aggregate of at least 13,139,701 Voting Shares is present in person or by proxy at the Meeting. Under Nevada Law, any shareholder who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum.

How many votes are required to approve the proposals?

The approval of each proposal herein requires the affirmative vote by the holders of a majority of Voting Shares that are present in person or by proxy at the Meeting, so long as a quorum is established at the Meeting. For example, if all 26,279,400 Voting Shares are present in person or by proxy at the Meeting, then each proposal must be approved by the affirmative vote of the holders of 13,139,701 Voting Shares. As another example, if only the required minimum quorum of 13,139,701 Voting Shares are present in person or by proxy at the meeting, then each proposal must be approved by the affirmative vote of the holders of 6,569,852 Voting Shares.

Who is paying for this proxy’s solicitation process?

The enclosed proxy is solicited on behalf of our Board, and we are paying for the entire cost of the proxy solicitation process. Copies of the proxy material will be given to banks, brokerage houses and other institutions that hold shares that are beneficially owned by others. Upon request, we will reimburse these banks, brokerage houses and other institutions for their reasonable out-of-pocket expenses in forwarding these proxy materials to the shareholders who are the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by our directors, officers, or other employees.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Meeting and publish final results in our Current Report on Form 8-K which will be filed with the Securities and Exchange Commission within four days after the Meeting.

How can shareholders communicate with our Board of Directors?

Company shareholders who want to communicate with our Board or any individual director may write to them c/o Patriot Gold Corp., Attention: Robert Coale, Chief Executive Officer, 501-1775 Bellevue Avenue, West Vancouver, B.C., Canada, V7V 1A9. Your letter should indicate that you are a Company shareholder. Depending on the subject matter, our Chief Executive Officer will: (i) forward the communication to the director or directors to whom it is addressed; (ii) attempt to handle the inquiry directly, for example when the request is for information about the Company or is a stock-related matter; or (iii) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each Board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded to the director or directors to whom they were addressed, and shall make those communications available to our Board upon request.

PROPOSALS TO BE VOTED UPON

PROPOSAL NO. 1

GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS

TO IMPLEMENT A ONE FOR UP TO TEN REVERSE STOCK SPLIT

Our Board seeks shareholder approval for discretionary authority to our Board to implement a reverse split for the purpose of increasing the market price of our common stock. The reverse split exchange ratio that the directors approved and deemed advisable is up to ten pre-consolidation shares for each one post-consolidation share, with the reverse split to occur within twelve months of the date of the Meeting, the exact time of the reverse split to be determined by the Board in its discretion. Approval of this proposal would give the Board authority to implement the reverse split on the basis of up to ten pre-consolidation shares for each one post-consolidation share at any time it determined within twelve months of the date of the Meeting. In addition, approval of this proposal would also give the Board authority to decline to implement a reverse split.

Our directors believe that shareholder approval of a range for the exchange ratio of the reverse split (as contrasted with approval of a specified ratio of the split) provides the Board of directors with maximum flexibility to achieve the purposes of a stock split, and, therefore, is in the best interests of our shareholders. The actual ratio for implementation of the reverse split would be determined by our Board based upon its evaluation as to what ratio of pre-consolidation shares to post-consolidation shares would be most advantageous to our shareholders.

Our directors also believe that shareholder approval of a twelve-months range for the effectuation of the reverse split (as contrasted with approval of a specified time of the split) provides the Board with maximum flexibility to achieve the purposes of a stock split, and, therefore, is in the best interests of our shareholders. The actual timing for implementation of the reverse split would be determined by our

Board based upon its evaluation as to when and whether such action would be most advantageous to our shareholders.

If you approve the grant of discretionary authority to our Board to implement a reverse split and the Board decides to implement the reverse split, we will effectuate a reverse split of our then issued and outstanding common stock on the basis of up to ten pre-consolidation shares for each one post-consolidation share.

The directors believe that the higher share price that might initially result from the reverse stock split could help generate interest in the Company among investors and thereby assist us in raising future capital to fund our operations or make acquisitions.

Shareholders should note that the effect of the reverse split upon the market price for our common stock cannot be accurately predicted. In particular, if we elect to implement a reverse stock split, there is no assurance that prices for shares of our common stock after a reverse split will be up to ten times greater than the price for shares of our common stock immediately prior to the reverse split, depending on the ratio of the split. Furthermore, there can be no assurance that the market price of our common stock immediately after a reverse split will be maintained for any period of time. Moreover, because some investors may view the reverse split negatively, there can be no assurance that the reverse split will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse split will either exceed or remain in excess of the current market price.

Effect of the Reverse Split, Fractional Shares

The number of shares of our common stock issued and outstanding would be reduced following the effective time of the reverse split in accordance with the following formula: if our directors decide to implement a one for ten reverse split, every ten shares of our common stock owned by a shareholder will automatically be changed into and become one new share of our common stock, with ten being equal to the exchange ratio of the reverse split, as determined by the directors in their discretion. Shareholders should recognize that if a reverse split is effected, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the effective time divided by the one for ten exchange ratio, or such lesser exchange ratio as may be determined by our directors, subject to adjustment for fractional shares, as described below). The authorized number of shares of our common stock and the par value of our common stock under our articles of incorporation would remain the same following the effective time of the reverse split.

Fractional shares which would otherwise be held by the shareholders of our common stock after the reverse split will be rounded up to the next whole share. We will issue one new share of our common stock for up to each ten shares of our common stock held as of the record date. The reverse split may reduce the number of holders of post-reverse split shares as compared to the number of holders of pre-reverse split shares to the extent that there are shareholders presently holding fewer than ten shares (or such lesser number as may be determined by our directors). However, the intention of the reverse split is not to reduce the number of our shareholders. In fact, we do not expect that the reverse split will result in any material reduction in the number of our shareholders.

The number of shareholders of record would not be affected by the reverse split (except to the extent that any shareholder holds only a fractional share interest and receives cash for such interest).

We currently have no intention of going private, and this proposed reverse stock split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act. Moreover, the proposed reverse stock split does not increase the risk of us becoming a private company in the future.

The number of authorized but unissued shares of our common stock effectively will be increased significantly by the reverse split of our common stock. For example, based on the 26,279,400 shares of our common stock outstanding on the record date, and the 100,000,000 shares of our common stock that are currently authorized under our articles of incorporation, 73,720,600 shares of our common stock remain available for issuance presently. If we elect to implement a one for ten reverse split the number of our outstanding shares of our common stock would decrease from 26,279,400 shares to 2,627,940 shares, and 97,372,060 shares of our common stock would remain available for issuance after the reverse split. Therefore, such reverse split, if implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 73,720,600 shares to 97,372,060 shares.

As of September __, 2006, an aggregate of 7,747,000 shares of common stock are authorized and reserved for issuance pursuant to the following securities that are convertible into common stock: 1,214,000 Class A warrants, 1,214,000 Class B warrants, 1,214,000 Class C warrants, and 1,214,000 Class D warrants; 385,000 stock options issued and outstanding pursuant to the Company’s 2003 Stock Option Plan and an additional 506,000 stock options available for issuance under such 2003 Stock Option Plan; 1,000,000 stock options issued and outstanding pursuant to the Company’s 2005 Stock Option Plan and an additional 1,000,000 stock options available for issuance under such 2005 Stock Option Plan. For purposes of illustration, the following table sets forth certain information regarding our authorized and reserved shares of common stock if we implement a one for ten reverse stock split.

Number of Shares of Common Stock Issued and Outstanding Following a 1 for 10 Reverse Split:	2,627,940

Number of Shares of Common Stock Authorized and Reserved for Issuance Following a 1 for 10 Reverse Split:	774,700

Total Number of Shares of Common Stock (a) Issued and Outstanding and (b) Authorized and Reserved for Issuance Following a 1 for 10 Reverse Split:	3,402,640

Number of Shares of Common Stock Authorized and Unreserved for Issuance Following a 1 for 10 Reverse Split:	96,597,360

The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our articles of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of us through a transaction opposed by our board of directors. At this time, our board does not have plans to issue any common shares resulting from the effective increase in our authorized but unissued shares generated by the reverse split.

Federal Income Tax Consequences

We will not recognize any gain or loss as a result of the reverse split.

The following description of the material federal income tax consequences of the reverse split to our shareholders is based on the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of the reverse split may vary significantly as to each shareholder, depending upon the jurisdiction in which such shareholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

In general, the federal income tax consequences of the reverse split will vary among shareholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of our common stock in exchange for their old shares of our common stock. We believe that the likely federal income tax effects of the reverse split will be that a shareholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. With respect to a reverse split, such shareholder’s basis in the reduced number of shares of our common stock will equal the shareholder’s basis in his old shares of our common stock. A shareholder who receives cash in lieu of a fractional share as a result of the reverse stock split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such shareholder, depending on that shareholder’s particular facts and circumstances. Generally, a shareholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the shareholder’s basis in the fractional share. In the aggregate, such a shareholder’s basis in the reduced number of shares of our common stock will equal the shareholder’s basis in his old shares of our common stock decreased by the basis allocated to the fractional share for which such shareholder is entitled to receive cash, and the holding period of the post-effective reverse split shares received will include the holding period of the pre-effective reverse split shares exchanged.

Effective Date

If the proposed reverse split is approved by the shareholders and the director elects to proceed with a reverse split, the split would become effective as of 5:00 p.m. Nevada time on the date the split is approved by our directors which in any event shall not be later than 12 months from the date of the Meeting. Except as explained herein with respect to fractional shares and shareholders who currently hold fewer than ten shares, or such lesser amount as we may determine on such date, all shares of our common stock that were issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the shareholders, converted into new shares of our common stock in accordance with the one for ten exchange ratio or such other exchange ratio we determine.

Risks Associated with the Reverse Split

This Proxy Statement includes forward-looking statements including statements regarding our intent to solicit approval of a reverse split, the timing of the proposed reverse split and the potential benefits of a reverse split, including, but not limited to, increased investor interest and the potential for a higher stock price. The words “believe,” “expect,” “will,” “may” and similar phrases are intended to identify such forward-looking statements. Such statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. The risks include that we may not have sufficient resources to continue as a going concern; any significant downturn in our industry or in general business conditions would likely result in a reduction of demand for our products or services and would be detrimental to our business; we will be unable to achieve profitable operations unless we increase quarterly revenues or make further cost reductions; a loss of or decrease in purchases by one of our significant customers could materially and adversely affect our revenues and profitability; the loss of key personnel could have a material adverse effect on our business; the large number of shares available for future sale could adversely affect the price of our common stock; and the volatility of our stock price.

If approved and implemented, the reverse stock split could result in some shareholders owning “odd-lots” of less than 100 common shares of our stock on a post-consolidation basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in “even-lots” of even multiples of 100 shares.

OUR RECOMMENDATION TO SHAREHOLDERS

REGARDING PROPOSAL NO. 1

Our Board has approved the grant of discretionary authority to the Board to implement a reverse stock split and recommends that shareholders of the Company vote “FOR” approval to such grant of discretionary authority.

PROPOSAL NO. 2.

GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS

TO IMPLEMENT AN UP TO THREE FOR ONE FORWARD STOCK SPLIT

Our Board seeks shareholder approval for discretionary authority to our Board to implement a forward stock split for the purpose of increasing the liquidity of our common stock. The forward split exchange ratio that the directors approved and deemed advisable is up to three post-split shares for each one pre-split share, with the forward split to occur within twelve months of the date of the Meeting, the exact time of the forward split to be determined by the Board in its discretion. Approval of this proposal would give the Board authority to implement the forward split on the basis of up to three post-split shares for each one pre-split share at any time it determined within twelve months of the date of the Meeting. In addition, approval of this proposal would also give the Board authority to decline to implement a forward split.

Our directors believe that shareholder approval of a range for the exchange ratio of the forward split (as contrasted with approval of a specified ratio of the split) provides the Board of directors with maximum flexibility to achieve the purposes of a stock split, and, therefore, is in the best interests of our shareholders. The actual ratio for implementation of the forward split would be determined by our Board based upon its evaluation as to what ratio of post-split shares to pre-split shares would be most advantageous to our shareholders.

Our directors also believe that shareholder approval of a twelve-months range for the effectuation of the forward split (as contrasted with approval of a specified time of the split) provides the Board with maximum flexibility to achieve the purposes of a stock split, and, therefore, is in the best interests of our shareholders. The actual timing for implementation of the forward split would be determined by our Board based upon its evaluation as to when and whether such action would be most advantageous to our shareholders.

If you approve the grant of discretionary authority to our Board to implement a forward split and the Board decides to implement the forward split, we will effectuate a forward split of our then issued and outstanding common stock on the basis of up to three post-split shares for each one pre-split share. The directors believe that the forward stock split could increase the liquidity of our common stock and could help generate interest in the Company among investors and thereby assist us in raising future capital to fund our operations or make acquisitions.

A lower share price might initially result from the forward stock split. Shareholders should note that the effect of the forward split upon the market price for our common stock cannot be accurately predicted. In particular, if we elect to implement a forward stock split, there is no assurance that prices for shares of our common stock after a forward split will be up to three times lower than the price for shares of our common stock immediately prior to the forward split, depending on the ratio of the split. Furthermore, there can be no assurance that the market price of our common stock immediately after a forward split will be maintained for any period of time. Moreover, because some investors may view the forward split negatively, there can be no assurance that the forward split will not adversely impact the market price of our common stock.

Effect of the Forward Split

The number of shares of our common stock issued and outstanding would be increased following the effective time of the forward split in accordance with the following formula: if our directors decide to implement a three for one forward split, every one share of our common stock owned by a shareholder will automatically be changed into and become three new shares of our common stock, with three to one being equal to the exchange ratio of the forward split, as determined by the directors in their discretion. Shareholders should recognize that if a forward split is effectuated, they will own a greater number of shares than they presently own (a number equal to the number of shares owned immediately prior to the effective time multiplied by the three for one exchange ratio, or such lesser exchange ratio as may be determined by our directors).

The number of shareholders of record would not be affected by the forward split.

The authorized number of shares of our common stock and the par value of our common stock under our articles of incorporation would remain the same following the effective time of the forward split, unless the shareholders approve proposal no. 3 below, which authorizes the Board to increase the number of authorized shares of our common stock from 100,000,000 shares, par value $0.001, to 200,000,000 shares, par value $0.001. As discussed below, the number of shares of common stock currently authorized by the Company is not sufficient to enable it to implement a forward stock split in a ratio greater than two for one. Moreover, even a two for one forward stock split will cause a significant decrease in the number of its authorized but unissued shares of common stock. Accordingly, the Company’s Board has determined that it is in the Company’s best interests, should it determine to implement a forward stock split, to increase the number of authorized shares of common stock from

100,000,000 shares, par value $0.001, to 200,000,000 shares, par value $0.001 in order to permit the Company to implement a forward stock split in a ratio greater than two for one.

Nonetheless, the approval of the forward stock split described in this proposal no. 2 and the approval of the increase in the number of authorized shares described in proposal no. 3 are two separate actions. If the shareholders approve proposal no.3, regarding the increase in the authorized shares of common stock, but do not approve this proposal no. 2, regarding the implementation of a forward stock split, then the Company will not increase the number of its authorized shares of common stock. On the other hand, if the shareholders do not approve proposal no. 3, then the Company may implement a forward stock split stock split, as described in this proposal no. 2, but not in a ratio greater than two for one; alternatively, the Company may implement a three for one forward stock split but cancel its warrants and/ or stock options as may be necessary.

The number of authorized but unissued shares of our common stock will be decreased significantly by the forward split of our common stock. For example, based on the 26,279,400 shares of our common stock outstanding on the record date, and the 100,000,000 shares of our common stock that are currently authorized under our articles of incorporation, 73,720,600 shares of our common stock remain available for issuance presently. If we elect to implement a three for one forward split the number of our outstanding shares of our common stock would increase from 26,279,400 shares to 78,838,200 shares, and 21,161,800 shares of our common stock would remain available for issuance after the forward split. Therefore, such forward split, if implemented, would have the effect of decreasing the number of authorized but unissued shares of our common stock from 73,720,600 shares to 21,161,800 shares. If our shareholders approve proposal no. 3 below, pursuant to which the number of authorized shares of our common stock will be increased to 200,000,000 shares, then the number of authorized but unissued shares of our common stock following a three for one forward split will be 121,161,800.

As of September __, 2006, an aggregate of 7,747,000 shares of common stock are authorized and reserved for issuance pursuant to the following securities that are convertible into common stock: 1,214,000 Class A warrants, 1,214,000 Class B warrants, 1,214,000 Class C warrants, and 1,214,000 Class D warrants; 385,000 stock options issued and outstanding pursuant to the Company’s 2003 Stock Option Plan and an additional 506,000 stock options available for issuance under such 2003 Stock Option Plan; 1,000,000 stock options issued and outstanding pursuant to the Company’s 2005 Stock Option Plan and an additional 1,000,000 stock options available for issuance under such 2005 Stock Option Plan.

For purposes of illustration, the following table sets forth certain information regarding our authorized and reserved shares of common stock if we implement a two for one forward stock split.

Number of Shares of Common Stock Issued and Outstanding Following a 2 for 1 Forward Split:	52,558,800

Number of Shares of Common Stock Authorized and Reserved for Issuance Following a 2 for 1 Forward Split:	15,494,000

Total Number of Shares of Common Stock (a) Issued and Outstanding and (b) Authorized and Reserved for Issuance Following a 2 for 1 Forward Split:	68,052,800

Number of Shares of Common Stock Authorized and Unreserved for Issuance Following a 2 for 1 Forward Split:	31,947,200(1) 131,947,200(2)

(1) Assuming that the number of authorized shares of our common stock is 100,000,000 shares.

(2) Assuming that the number of authorized shares of our common stock is increased from 100,000,000 shares to 200,000,000 shares, as described in Proposal No. 3.

For purposes of illustration, the following table sets forth certain information regarding our authorized and reserved shares of common stock if we implement a three for one forward stock split.

Number of Shares of Common Stock Issued and Outstanding Following a 3 for 1 Forward Split:	78,838,200

Number of Shares of Common Stock Authorized and Reserved for Issuance Following a 3 for 1 Forward Split:	23,241,000

Total Number of Shares of Common Stock (a) Issued and Outstanding and (b) Authorized and Reserved for Issuance Following a 3 for 1 Forward Split:	102,079,200

Number of Shares of Common Stock Authorized and Unreserved for Issuance Following a 3 for 1 Forward Split:	97,920,800 (1)

(1) Assuming that the number of authorized shares of our common stock is increased from 100,000,000 shares to 200,000,000 shares, as described in Proposal No. 3. If the shareholders do not approve proposal no. 3, then the Company will not implement a 3 for 1 forward stock split, since there will not be enough authorized shares of common stock available to be reserved for issuance pursuant to our outstanding warrants and stock option plans. Alternatively, the Company may cancel its warrants or stock options.

Federal Income Tax Consequences

We will not recognize any gain or loss as a result of the forward split.

The following description of the material federal income tax consequences of the forward split to our shareholders is based on the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the forward split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of the forward split may vary significantly as to each shareholder, depending upon the jurisdiction in which such shareholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

In general, we believe that the likely federal income tax effects of the forward split will be that a shareholder who receives solely an increased number of shares of our common stock will not recognize gain or loss. With respect to a forward split, such shareholder’s basis in the reduced number of shares of our common stock will equal the shareholder’s basis in his old shares of our common stock.

Effective Date

If the proposed forward split is approved by the shareholders and the director elects to proceed with a forward split, the split would become effective as of the date the split is approved by our directors which in any event shall not be later than 12 months from the date of the Meeting. All shares of our common stock that were issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the shareholders, converted into new shares of our common stock in accordance with the three for one exchange ratio or such other exchange ratio we determine.

Risks Associated with the Forward Split

This Proxy Statement includes forward-looking statements including statements regarding our intent to solicit approval of a forward split, the timing of the proposed forward split and the potential benefits of a forward split, including, but not limited to, increased investor interest and the potential for greater liquidity of our common stock. The words “believe,” “expect,” “will,” “may” and similar phrases are intended to identify such forward-looking statements. Such statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. The risks include that we may not have sufficient resources to continue as a going concern; any significant downturn in our industry or in general business conditions would likely result in a reduction of demand for our products or services and would be detrimental to our business; we will be unable to achieve profitable operations unless we increase quarterly revenues or make further cost reductions; a loss of or decrease in purchases by one of our significant customers could materially and adversely affect our revenues and profitability; the loss of key personnel could have a material adverse effect on our business; the large number of shares available for future sale could adversely affect the price of our common stock; and the volatility of our stock price.

OUR RECOMMENDATION TO SHAREHOLDERS

REGARDING PROPOSAL NO. 2

Our Board has approved the grant of discretionary authority to the Board to implement a forward stock split and recommends that shareholders of the Company vote “FOR” approval to such grant of discretionary authority.

PROPOSAL NO. 3.

INCREASE IN THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

Our Articles of Incorporation authorizes the issuance of 100,000,000 shares of common stock, $0.001 par value. As of September __, 2006, 26,279,400 shares of our common stock are issued and outstanding. In addition, an aggregate of 7,747,000 shares of our common stock are authorized and reserved for issuance pursuant to the following securities that are convertible into common stock: 1,214,000 Class A warrants, 1,214,000 Class B warrants, 1,214,000 Class C warrants, and 1,214,000 Class D warrants; 385,000 stock options issued and outstanding pursuant to the Company’s 2003 Stock Option Plan and an additional 506,000 stock options available for issuance under such 2003 Stock Option Plan; 1,000,000 stock options issued and outstanding pursuant to the Company’s 2005 Stock Option Plan and an additional 1,000,000 stock options available for issuance under such 2005 Stock

Option Plan.

Our Board recommends to the shareholders that they grant authority to our Board to increase of the number of authorized shares of our common stock from 100,000,000 shares, par value $0.001, to 200,000,000 shares, par value $0.001. The approval of this proposal will not affect total stockholder equity but will change the authorized capitalization of our Company.

The Board believes that it is in our Company’s best interests, should it determine to implement a forward stock split as described in proposal no. 2 above, to increase the number of authorized shares of common stock in order to provide the Company with the flexibility to issue common stock without further action by the Company’s stockholders (unless required by law or regulation) for such other corporate purposes as the Board may deem advisable. These purposes may include, among other things, the following: the issuance of shares pursuant to a forward stock split having a ratio greater than two to one, as described in proposal no. 2 above; the sale of shares to obtain additional capital funds; the purchase of property; the use of additional shares for various equity compensation and other employee benefit plans of our Company or of acquired companies; the acquisition of other companies, and other bona fide purposes. Our Board does not have any plans to issue additional shares of common stock, except pursuant to a forward stock split as described in proposal no. 2 above. If the shareholders approve this proposal no.3, regarding the increase in our authorized shares of common stock, but do not approve proposal no. 2, regarding the implementation of a forward stock split, then our Board will not increase the number of our authorized shares of common stock.

The additional shares of Common Stock for which authorization is sought would be a part of the existing class of our common stock and, if and when issued, would have the same rights and privileges as the currently outstanding shares of our common stock. Current stockholders do not have preemptive rights under our Certificate of Incorporation, and will not have such rights with respect to these additional authorized shares of common stock. When the Board elects to issue additional shares of common stock, such issuance will have a dilutive effect on the voting power and percentage ownership of our current stockholders, and an adverse effect on the market price of the common stock. The Board believes that the issuance of additional shares to raise capital outweighs any of the disadvantages associated with the increase in the authorized shares of common stock.

OUR RECOMMENDATION TO SHAREHOLDERS

REGARDING PROPOSAL NO. 3

The Board has approved the increase in the number of authorized shares of our common stock from 100,000,000 shares, par value $0.001 to 200,000,000 shares, par value $0.001 and recommends that our shareholders vote FOR approval of such increase in the number of authorized shares of common stock. IN THE EVENT THAT THIS PROPOSAL NO. 3 IS APPROVED BUT PROPOSAL NUMBER 2 REGARDING THE IMPLEMENTATION OF A FORWARD STOCK SPLIT IS NOT APPROVED, OUR BOARD WILL NOT INCREASE THE NUMBER OF AUTHORIZES SHARES OF COMMON STOCK.

PROPOSAL NO. 4

OTHER BUSINESS

Our Board knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

DIRECTORS AND EXECUTIVE OFFICERS

All directors of our company hold office until the next annual general meeting of the stockholders or until their successors are elected and qualified. The officers of our company are appointed by our board of directors and hold office until their earlier death, retirement, resignation or removal. Our directors, executive officers and other significant employees, their ages, positions held and duration each person has held that position, are as follows:

Name	Position Held with the Company	Age	Date First Appointed
Robert Coale	Chairman, President, Chief Executive Officer, Chief Operating Officer, Secretary, and Director	66	June 23, 2003
Robert A. Sibthorpe	Director	56	June 23, 2003
Duncan Budge	Director	55	October 13, 2005

Business Experience

The following is a brief account of the education and business experience of each director, executive officer and key employee during at least the past five years, indicating each person’s principal occupation during the period, and the name and principal business of the organization by which he was employed.

Robert Coale has been a Director since June 2003 and our Chairman, President, Chief Executive Officer, Chief Operating Officer, Secretary, and Director since October 2005. Since April 2004 he has also been the Chairman, President, and Chief Executive and Operating Officer and Secretary of Giant Oil & Gas Inc., a publicly traded natural gas exploration company. He is a Professional Engineer with two engineering degrees (1963 - MetE. - Colorado School of Mines, 1971 - MSc. - University of the Witwatersrand in South Africa) and an MBA from the University of Minnesota (1982). He has over 40 years of resource related business and management experience. Mr. Coale is currently an independent consulting engineer specializing in mineral processing and natural gas fueling systems including development of projects for converting low-grade or stranded natural gas sources into liquefied natural gas.

Robert A. Sibthorpe has been a director since June 23, 2003, and is an exploration Geologist and Financial Analyst with more than 30 years of multi-disciplinary experience in many aspects of the natural resource sector. Since the beginning of 2003 he has acted as an independent consultant and director. From March 2003, to November 2003 Mr. Sibthorpe sat on the Board of Freegold Ventures Corp., a Canadian listed public company that is an exploration stage mining company, and since June of 2001 has provided independent consulting services to Rare Earth Metals Corp., another Canadian listed public company that is an exploration stage mining company. From January 2003 to March 2003 Mr. Sibthorpe was involved with project generation and review for Olympus Pacific Minerals Ltd., a company listed on the Toronto Venture Exchange that is an exploration stage mining company. From January, 2001 to January of 2003 Mr. Sibthorpe acted as Senior Vice President of Business Development in Vancouver for Ivanhoe Mines Ltd., a Toronto Stock Exchange listed public company that is a reserve stage mid-tier copper and iron ore producer, where he was responsible for evaluating new opportunities, and for advancing properties of merit already held by the company. By forming and running a “Small Mines Unit”, he was directly responsible for placing into commercial production, an epithermal gold deposit in Korea and advancing two other Asian gold properties to the Feasibility Study level. From May of 1999 to January of 2001 Mr. Sibthorpe was Senior Mining Analyst for Canaccord Capital Corp. (Vancouver), a private Canadian brokerage house. In 1997 and 1998 Mr. Sibthorpe acted as an independent consultant and director based out of Phoenix, Arizona, and from May 1997 to August of 2000 acted as an outside director for InnovaCom Inc., a U.S. public developmental stage technology company that focuses on video compression technology. Mr. Sibthorpe also acts as a Director for Madison Enterprises, a Toronto listed public company that is an exploration stage mining company, and has done so since October of 1996. From June of 1986 to September of 1996 Mr. Sibthorpe acted as Director and Senior Analyst Corporate Finance (Canada), working in Toronto and Vancouver for Yorkton Securities Inc., a private brokerage house that directly or through syndication raised some $3 billion in equity capital for the mining sector during that ten year period. From June of 1979 to May of 1986 he worked at Midland Doherty Ltd., a brokerage house, as Institutional Mining Analyst and was appointed a Director and Head of Research for that firm. A graduate of the University of Toronto in 1971, he began his career as a geologist conducting exploration programs for mining companies in Canada, the Middle East and the Republic of South Africa for ten years, and in 1978 completed an MBA at the University of Toronto.

Duncan Budge has served on our Board of Directors since October 2005. Since the fall of 2004 he has also been the Chief Financial Officer of Xemplar Energy Corp. and a Director of Giant Oil & Gas Inc., a publicly traded natural gas exploration company. Mr. Budge is a professional accountant who owned and operated his own Chartered Accounting firm from 1990 to 2001. Since 2001, he has worked as an independent financial consultant to firms in a variety of industries. Mr. Budge has a Bachelor of Commerce degree from the University of British Columbia and obtained his Chartered Accounting designation in 1977. Mr. Budge does not currently hold a Chartered Accountant designation but is in the process of renewing his designation.

There are no family relationships among our directors or officers. None of our directors or officers has been affiliated with any company that has filed for bankruptcy within the last five years. We are not aware of any proceedings to which any of our officers or directors, or any associate of any such officer or director, is a party adverse to our company or any of our subsidiaries or has a material interest adverse to it or any of its subsidiaries. Other than the Shareholders Agreement among Mr. Coale and Mr. Sibthorpe which is discussed below, there are no agreements with respect to the election of Directors. Other than described in Section 10 below, we have not compensated our Directors for service on our Board of Directors, any committee thereof, or reimbursed for expenses incurred for attendance at meetings of our Board of Directors and/or any committee of our Board of Directors.

BOARD OF DIRECTORS AND COMMITTEES INFORMATION

Audit Committee Financial Expert. The Board of Directors has not established an audit committee and does not have an audit committee financial expert. The Board is seeking additional Board members whom it hopes will qualify as such an expert.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of the Company and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to the Company. During the most recent fiscal year, none of the directors, officers, and beneficial owners of more than ten percent of the equity securities of the Company registered pursuant to Section 12 of the Exchange Act has filed such forms on a timely basis.

Code of Ethics. The Company has not adopted a Code of Ethics.

EXECUTIVE COMPENSATION

(a)               Summary Compensation. The following table presents certain specific information regarding the compensation of our Chief Executive Officer during the last three fiscal years. Except as set forth below, we have not paid any other executive officer in excess of $100,000 (including salaries and benefits) during the years ended May 31, 2006, 2005 or 2004.

Summary of Annual Compensation

Long-term compensation

		Annual Compensation			Awards		Payouts

Names and Principal position	Year end May 31,	Salary ($)	Bonus ($)	Other annual compensation ($)	Restricted stock award(s) ($)	Securities underlying options/SARs(#)	LTIP payouts ($)	All other compensation ($)

Robert Coale, Chairman, President, Chief Executive Officer, Chief Operating Officer, Secretary, and Director	2006 2005 2004	17,500 0 0	0 0 0	0 0 0	0 0 0	200,000 (1) 0 100,000	0 0 0	0 0 0
Ron Blomkamp, President, Chief Executive and Financial Officer and Director	2006 2005 2004	NA 0 0	NA 0 0	NA 0 0	NA 0 0	NA 0 200,000 (2)	NA 0 0	NA 0 0
Robert A. Sibthorpe, Director	2006 2005 2004	NA NA NA	NA NA NA	NA NA NA	NA NA NA	200,000 (3) NA 200,000	NA NA NA	NA NA NA
Bruce Johnstone	2006 2005 2004	NA NA NA	NA NA NA	NA NA NA	NA NA *(4)	NA NA NA	NA NA NA	NA NA NA

None of our officers and directors have received any other compensation from us other than as indicated above.

(1)

Robert D. Coale, who became a director in June 2003, was granted the right to purchase an aggregate of 100,000 common shares pursuant to the 2003 Stock Option Plan. In March 2006, he was granted the right to purchase an additional 200,000 common shares pursuant to the 2005 Stock Option Plan. Since November, 2005, we have paid $2,500 per month to Mr. Coale. The agreement has indefinite term but can be cancelled by either party with 30 days written notice. The agreement does not provide for severance or termination benefits of any kind.

(2)

Ron Blomkamp, who became our sole executive officer and a Director in July 2003, was granted the right to purchase an aggregate of 200,000 common shares pursuant to the 2003 Stock Option Plan. Upon his resignation on October 13, 2005, his stock options were cancelled.

(3)

Robert A. Sibthorpe, who became a director in June 2003, was granted the right to purchase an aggregate of 200,000 common shares pursuant to the 2003 Stock Option Plan. In March 2006, he was granted the right to purchase an additional 200,000 common shares pursuant to the 2005 Stock Option Plan.

(4)

On June 12, 2003, we issued 13,500,000 Series A 7% Redeemable Preferred Shares to Mr. Bruce Johnstone, who was our sole officer and a director from October 2002 until July 2003. Mr. Johnstone subsequently exchanged all his preferred shares for 13,500,000 shares of common stock. Of said shares, he transferred 3,000,000 to each of our current directors.

(b)          Grants of Stock Options and Stock Appreciation Rights. The following table sets forth stock options or stock appreciation rights that were granted to our directors or executive officers during the fiscal year ended May 31, 2006.

OPTION/SAR GRANTS

(Individual Grants)

Name	Number Of Securities Underlying Options/SARs Granted (#)	Percent Of Total Options/SARs Granted To Employees In Fiscal Year Ended May 31, 2006	Exercise or Base Price ($/Sh)	Expiration Date
Ron Blomkamp	-	-	NA	NA
Robert A. Sibthorpe	200,000	20%	$0.25	March 10, 2016
Robert D. Coale	200,000	20%	$0.25	March 10, 2016
Duncan Budge	-	-	NA	NA

(c)          Option/ SAR Exercises. The following table sets forth certain information regarding the exercise by our directors or executive officers of any stock options or stock appreciation rights during the fiscal year ended May 31, 2006, and their unexercised stock options held as of such date.

AGGREGATE OPTION/SAR EXERCISES

AND FISCAL YEAR END OPTIONS/SAR VALUES

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number Of Unexercised Securities Underlying Options/SARs At FY-End (#) Exercisable/ Unexercisable (1)	Value Of Unexercised In-The-Money Option/SARs At FY-End ($) Exercisable/ Unexercisable (4)

Ron Blomkamp (1)	--	--	--	--
Robert A. Sibthorpe (2)	--	--	400,000	40,000
Robert D. Coale (3)	--	--	300,000	20,000
Duncan Budge	--	--	--	--

(1) All of Mr. Blomkamp’s common stock options were cancelled upon his resignation on October 13, 2005.

(2) Mr. Sibthorpe has been granted a total of 400,000 common stock options. 200,000 options are at an exercise price of $0.05 per option and 200,000 options at an exercise price of $0.25 per option. All of the $0.05 options are currently exercisable while none of the $0.25 options are currently exercisable.

(3) Mr. Coale has been granted a total of 300,000 common stock options. 100,000 options at an exercise price of $0.05 per option and 200,000 options at an exercise price of $0.25 per option. All of the $0.05 options are currently exercisable while none of the $0.25 options are currently exercisable.

(4) Based on the closing price for our common stock on May 31, 2006 of $0.25 per share.

(d)          Compensation of Directors. Our officer and directors have no other arrangements from the company pursuant to which they received or are to receive any other compensation other than as indicated above.

(e)          Employment Agreements. Since November, 2005, we have paid $2,500 per month to Mr. Robert Coale, our Chairman, President, Chief Executive Officer, Chief Operating Officer, Secretary, and Director. The agreement has indefinite term but can be cancelled by either party with 30 days written notice. The agreement does not provide for severance or termination benefits of any kind.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of the Company and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to the Company. During the fiscal year ended May 31, 2006, none of the directors, officers, and beneficial owners of more than ten percent of the equity securities of the Company registered pursuant to Section 12 of the Exchange Act has filed such forms on a timely basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of September ___, 2006, the number of shares of common stock of the Company beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of the Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 26,279,400 shares of Common Stock which are issued and outstanding as of September __, 2006. Unless indicated otherwise, all addresses below are c/o Patriot Gold Corp., #501-1775 Bellevue Avenue, West Vancouver, British Columbia, Canada, V7V 1A9.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class

Almir Ramic	2,250,000	(1)	8.0%
Colin Bruce Worth	1,600,000	(2)	5.8%
Robert A. Sibthorpe	3,400,000	(3)	12.7%
Robert D. Coale	3,300,000	(4)	12.4%
Duncan Budge	--		--
Directors and Officers as a Group (3 individuals)	6,700,000		24.8%

(1)	Includes 1,800,000 shares of our common stock issuable upon the exercise of warrants held by Mr. Ramic.
(2)

Includes 1,280,000 share of our common stock issuable upon the exercise of warrants held by Mr. Worth that he purchased in the November 2003 private placement. Because we may accelerate the exercise date of the warrants issued in the November 2003 private placement, such warrants are included in Mr. Worth’s beneficial ownership.

(3)

Includes 200,000 options pursuant to the 2003 Stock Option Plan to purchase common stock at a purchase price of $0.05 per share and 200,000 options pursuant to the 2005 Stock Option Plan to purchase common stock at a purchase price of $0.25 per share.

(4)

Includes 100,000 options pursuant to the 2003 Stock Option Plan to purchase common stock at a purchase price of $0.05 per share and 200,000 options pursuant to the 2005 Stock Option Plan to purchase common stock at a purchase price of $0.25 per share.

Shareholders’ Agreement

Messrs. Sibthorpe and Coale are party to a Shareholders’ Agreement dated as of January 22, 2004. The agreement provides that for so long as the person holds any of the 3,000,000 shares which he received from Bruce Johnstone, the directors shall vote such shares to maintain three persons on our board. Upon any vote to appoint representatives to the Board, each shareholder agreed that he shall vote his shares for the other shareholder. If one of the three shareholders is no longer a shareholder, or if the Board or our shareholders decided to remove one of the Board members, or the shareholder no longer holds any of the 3,000,000 shares which he received from Mr. Johnstone, then the other two shareholders agreed to vote their shares together to either maintain the number of Board members as two or to nominate and appoint a third Board member. The agreement also provides that for all other matters in which shares are voted, the three shareholders shall vote their 3,000,000 shares together as determined by the decision of two of the three shareholders. These three shareholders had determined that such agreement would be beneficial in maintaining control among themselves over the shares that they had received from Mr. Johnstone.

The shareholders also agreed that he will not, directly or indirectly, sell, pledge, gift or in any other way dispose of any of the 3,000,000 shares which he received from Mr. Johnstone. This transfer restriction shall apply to such shares in all situations during all times that such individual holds any of the 3,000,000 shares. Although the shareholders’ agreement restricts transfers of the shares received from Mr. Johnstone and held by the directors, a director can no longer hold the shares which he received from Mr. Johnstone if he dies or if the agreement is amended by the parties to permit a transfer. The Company is not aware of any such amendment being contemplated by the parties.

Buyback Agreements

On March 10, 2006 the Company granted stock options to Mr. Robert Coale, who is our Chairman, President, Chief Executive Officer, Chief Operating Officer, Secretary, and Director, and to Mr. Robert Sibthorpe who is a director of the Company. In consideration therefor, Mr. Coale, Mr. Sibthorpe and the Company entered into a Buy-Back Option Agreements, pursuant to which Messrs. Coale and Sibthorpe granted to the Company the option to purchase all or any portion of the 3,000,000 shares of the Company’s common stock that are owned by each of Mr. Coale and Mr. Sibthorpe respectively for a purchase price of $0.01 per share.

Also on March 10, 2006, the Registrant entered into a Redemption Agreement with Ronald Blomkamp, the Company’s former President and Chief Executive Officer pursuant to which the Company purchased from Mr. Blomkamp the 3,000,000 shares of the Company’s common stock that were owned by Mr. Blomkamp. The purchase price for such shares paid to Mr. Blomkamp by the Company was $0.01 per share, which amounted to an aggregate of $30,000.

We are unaware of any other contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as set forth below, during the last two years we have not been a party to any transaction, proposed transaction or series of transactions in which the amount involved exceeded $60,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holders or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

Our directors are party to a Shareholders’ Agreement pursuant to which they agreed to vote the 3,000,000 shares they each received from Bruce Johnstone for each other. They also agreed not to sell or otherwise dispose of such shares.

On March 10, 2006, we entered into a Stock Option Agreement with Robert Coale, who is our Chairman, President, Chief Executive Officer, Chief Operating Officer, Secretary, and Director. Pursuant to such agreement, Mr. Coale was issued 200,000 options, each entitling him to purchase one share of common stock at a price of $0.25 until March 10, 2016. In consideration therefor, Mr. Coale and our company entered into a Buy-Back Option Agreement, pursuant to which Mr. Coale granted to our company the option to purchase all or any portion of the 3,000,000 shares of our common stock that are owned by Mr. Coale for a purchase price of $0.01 per share.

On March 10, 2006, we entered into a Stock Option Agreement with Robert Sibthorpe, who is our director. Pursuant to such agreement, Mr. Sibthorpe was issued 200,000 options, each entitling him to purchase one share of common stock at a price of $0.25 until March 10, 2016. In consideration therefor, Mr. Sibthorpe and our company entered into a Buy-Back Option Agreement, pursuant to which Mr. Sibthorpe granted to our company an option to purchase all or any portion of the 3,000,000 shares of our common stock that are owned by Mr. Sibthorpe for a purchase price of $0.01 per share.

Also on March 10, 2006, the Company entered into a Redemption Agreement with Ronald Blomkamp, the Company’s former President and Chief Executive Officer pursuant to which the Company purchased from Mr. Blomkamp the 3,000,000 shares of the Company’s common stock that were owned by Mr. Blomkamp. The purchase price for such shares paid to Mr. Blomkamp by the Company was $0.01 per share, which amounted to an aggregate of $30,000.

There are no promoters associated or involved with the Company. We have a single individual, Mr. Brian Uppal, who acts as our investor relations person to answer questions received from phone callers. Mr. Uppal has been compensated by a grant of 250,000 stock options under our stock option plan. These options were granted on October 14, 2003, with an exercise price of $1.50, and because the option price was above fair market value of $1.47, we did not record any compensation expense. We have also hired Shareholder.com, a fulfillment service provider, to handle the logistics of mailing out an informational pamphlet prepared by us to those investors who have requested more information about us through our Web site. Under our agreement with Shareholder.com, Shareholder.com performs mail order fulfillment service to persons who request an investor package through our Web site. The investor enters the required information on our Website. The information is then transmitted to Shareholder.com, which then mails the investor package to the person requesting it. The investor and Shareholder.com do not communicate with each other and Shareholder.com adds no materials of their own to the mailings to our investors. Shareholder.com acts only as a collation and mailing service provider to us so that we do not have to spend time doing this work.

Under the Shareholder.com agreement, which has a month-to-month term, we are responsible for the preparation and contents of the investor package. The pamphlet we provided to Shareholder.com consisted of basic information about us, the members of our management team and our business, and the information is taken from our Web site.

Under the Shareholder.com agreement, Shareholder.com acted solely as a transmitter of information to investors that we provided to them for which we paid;

•	an initial start up fee of $495,
•	a monthly fee of $195 for the mail order fulfillment service,
•	a processing fee of $0.95 per request
•	and the cost of postage and handling of investor packages mailed by Shareholder.com.

SHAREHOLDER PROPOSALS

Shareholders of our Company may submit proposals to be considered for shareholder action at the Meeting if they do so in accordance with applicable regulations of the SEC and the laws of the State of Nevada. In order to be considered for inclusion in the Proxy Statement for the meeting, our Chief Executive Officer must receive proposals no later than September __, 2006. Shareholder proposals should be addressed to Patriot Gold Corp., Attn: Chief Executive Officer, 501-1775 Bellevue Avenue, West Vancouver, B.C. V7V 1A9, Canada.

OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Patriot Gold Corp.

501-1775 Bellevue Avenue

West Vancouver, B.C. V7V 1A9

Canada

(604) 925-5257

By Order of the Board of Directors,

_/s/ Robert Coale___

Robert Coale

Chairman, President, Chief Executive Officer,

Chief Operating Officer, Secretary, and Director

September __, 2006

PATRIOT GOLD CORP.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

October _, 2006

The undersigned, a shareholder of Patriot Gold Corp. (the “Company”), does hereby appoint Robert Coale, as the attorney and proxy of the undersigned, with power of substitution, for and on behalf of the undersigned, and to attend the Special Meeting of Shareholders of the Company to be held on October ___, 2006, at 10:00 a.m., at the offices of the Company, located at 501-1775 Bellevue Avenue, West Vancouver, B.C. V7V 1A9, Canada (the “Special Meeting”), to represent the undersigned at the Special Meeting, and there to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting, in any manner and with the same effect as if the undersigned were personally present at the Special Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified below.

The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. If no direction is made on how you desire your shares to be voted, the Proxy holder will have complete discretion in voting the shares on any matter voted on at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE FOLLOWING:

The shares represented by this Proxy shall be voted in the following manner:

1.            Approval of the grant of discretionary authority to the Company’s board of directors to implement a reverse stock split of the common stock of the Company on the basis of one post-consolidation share for up to each ten pre-consolidation shares to occur at some time within twelve months of the date of the special meeting, with the exact amount time of the reverse split to be determined by the Board of Directors.

FOR	AGAINST	WITHOLD
[ ]	[ ]	[ ]

2.            Approval of the grant of discretionary authority to the Company’s board of directors to implement a forward stock split of the Company’s common stock on the basis of up to three post-split shares for each one pre-split share to occur at some time within twelve months of the date of the special meeting, with the exact amount and time of the forward split to be determined by the Board of Directors.

FOR	AGAINST	WITHOLD
[ ]	[ ]	[ ]

3.            Approval of the increase in the number of authorized shares of our common stock from 100,000,000 shares, par value $0.001, to 200,000,000 shares, par value $0.001.

FOR	AGAINST	WITHOLD
[ ]	[ ]	[ ]

4.             In the discretion of the persons acting as proxies, on such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The undersigned does hereby revoke any Proxy previously given with respect to the shares represented by this Proxy.

NOTE: As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

                PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROPERLY RETURN IT USING THE ENCLOSED ENVELOPE.

Number of Shares Owned: _________________________________

Dated: ________________, 2006	Signature:	________________________________
	Name:	________________________________
	Address:	________________________________
Dated: ________________, 2006	Signature:	________________________________
	Name:	________________________________
	Address:	________________________________